UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K



                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                September 4, 2002
                                (Date of earliest
                                 event reported)



Commission File            Name of Registrant; State of Incorporation; Address of       IRS Employer
Number                     Principal Executive Offices; and Telephone Number            Identification Number
---------------------      ---------------------------------------------------------    -------------------------
1-16169                    EXELON CORPORATION                                           23-2990190
                           (a Pennsylvania corporation)
                           10 South Dearborn Street - 37th Floor
                           P.O. Box 805379
                           Chicago, Illinois 60680-5379
                           (312) 394-7398
333-85496                  EXELON GENERATION COMPANY, LLC                               23-3064219
                           (a Pennsylvania limited liability company)
                           300 Exelon Way
                           Kennett Square, Pennsylvania 19348
                           (610) 765-8200


Item 5. Other Events

On September 4, 2002, Exelon Corporation issued a press release announcing that it is in the preliminary stages of exploring the possibility of selling its share of AmerGen Energy Company, LLC. The press release is attached as
Exhibit 99.1.

Item 9. Regulation FD Disclosure

During Exelon's presentation at the Lehman Brothers Conference on September 4, 2002, Exelon stated that it does not intend, as part of its strategy, to own the international assets of Sithe Energies, Inc.


This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements herein include statements about future financial and operating results of Exelon Corporation and Exelon Generation Company, LLC (Registrants). Economic, business, competitive and/or regulatory factors affecting Registrant's businesses generally could cause actual results to differ materially from those described herein. For a discussion of the factors that could cause actual results to differ materially, please see Exelon's filings with the Securities and Exchange Commission, particularly those discussed in "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Outlook" in Exelon's 2001 Annual Report and those discussed in "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Exelon Generation Company, LLC's Registration Statement on Form S-4, Reg. No. 333-85496. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. Registrants do not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this report.

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            EXELON CORPORATION
                                            EXELON GENERATION COMPANY, LLC

                                            /S/  Ruth Ann M. Gillis
                                            ----------------------------------
                                            Ruth Ann M. Gillis
                                            Senior Vice President
                                            Exelon Corporation


September 5, 2002